                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549

                                     ------------

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 23, 1998


                                   Great Lakes REIT
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                  (Exact Name of Registrant as Specified in Charter)


            Maryland               1-14307                 36-4238056
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(State or Other Jurisdiction    (Commission)             (IRS Employer
      of Incorporation)         File Number)           Identification No.)

823 Commerce Drive, Suite 300, Oak Brook, Illinois          60523
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:    (630) 368-2929
                                                    --------------------------

                                         N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On December 23, 1998, Great Lakes REIT (the "Company") consummated an underwritten public offering (the "Offering") of 1,500,000 shares of the Company's 9-3/4% Series A Cumulative Redeemable Preferred Shares of
Beneficial Interest, par value $.01 per share ("Series A Preferred Shares"), at a price per share of $25.00. Dividends on the Series A Preferred Shares are cumulative from the date of original issuance and are payable quarterly, commencing March 1, 1999, at the rate of 9-3/4% per annum of the liquidation preference (equivalent to a fixed annual amount of $2.4375 per share). The Company may redeem the Series A Preferred Shares at any time on or after December 16, 2003 at a price of $25.00 per share plus all accrued and unpaid dividends through the date of redemption. The Offering was made pursuant to a Prospectus Supplement dated December 16, 1998 that supplements the Company's Prospectus dated December 16, 1998 and that relates to the Company's Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (SEC File
No. 333-49499).   The Underwriting Agreement related to the Offering is being filed as an exhibit hereto.

     Additional information with respect to the transaction described herein is set forth in the exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired:  None

     (b)  Pro Forma Financial Information:  None

     (c)  Exhibits:

          Exhibit
          Number    Exhibit
          ------    -------
           1.1      Underwriting Agreement, dated December 16, 1998, among the
                    Company and A.G. Edwards & Sons, Inc., Wheat First Union, a
                    division of Wheat First Securities, Inc., and EVEREN
                    Securities, Inc.

           3.1 Articles Supplementary establishing the rights and preferences of the Company's Series A Preferred Shares
                    (Incorporated by reference to Exhibit 1 to the Company's
                    Form 8-A Registration Statement filed on December 16, 1998.)

           5.1 Opinion of Ballard Spahr Andrews & Ingersoll, LLP as to the validity of the Series A Preferred Shares.

          10.1      Fourth Amendment to the Amended and Restated Agreement of
                    Limited Partnership of Great Lakes REIT, L.P.

          23.1 Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit 5.1).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  GREAT LAKES REIT



                              By: /s/ James Hicks
                                  -------------------------------------------
                                Name:  James Hicks
                                Title:  Senior Vice President, Chief Financial
                                         Officer and Treasurer

Dated:  December 23, 1998


                                      3
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                                  INDEX TO EXHIBITS

     Exhibit
     Number    Exhibit
        1.1    Underwriting Agreement, dated December 16, 1998, among the
               Company and A.G. Edwards & Sons, Inc., Wheat First Union, a
               division of Wheat First Securities, Inc. and EVEREN Securities,
               Inc.

        3.1 Articles Supplementary establishing the rights and preferences of the Company's Series A Preferred Shares (Incorporated by reference to Exhibit 1 to the Company's Form 8-A Registration
               Statement filed on December 16, 1998.)

        5.1 Opinion of Ballard Spahr Andrews & Ingersoll, LLP as to the validity of the Series A Preferred Shares.

       10.1    Fourth Amendment to the Amended and Restated Agreement of Limited
               Partnership of Great Lakes REIT, L.P.

       23.1    Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in
               Exhibit 5.1).